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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2005

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

             OHIO                         1-5111                 34-0538550
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 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)

               ONE STRAWBERRY LANE
                  ORRVILLE, OHIO                                 44667-0280
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Departure of Principal Officer

On January 19, 2005, Richard G. Jirsa, Vice President and Controller of
The J. M. Smucker Company, notified the Company's Board of Directors that he would be retiring at the end of calendar year 2005. Mr. Jirsa has been with the Company for over 29 years and has served as the Company's Vice President and Controller since February 2004, as well as serving as Vice President, Information Services and Controller from June 2001 to January 2004. Prior to that time, he served as the Company's Vice President, Information Services from August 1997 to May 2001 and as Controller from February 1978 to July 1997. John
W. Denman, the Company's Assistant Controller, will succeed Mr. Jirsa as Controller during the summer of 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE J. M. SMUCKER COMPANY

                                       By: /s/ Mark R. Belgya
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                                           Mark R. Belgya
                                           Vice President, Treasurer and Chief
                                           Financial Officer

Date:  January 25, 2005